SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                    FORM 8-K



                                 CURRENT REPORT



                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934



                                 April 7, 2004
                ------------------------------------------------
                Date of Report (date of earliest event reported)



                     ARMANINO FOODS OF DISTINCTION, INC.
            ----------------------------------------------------
            Exact name of registrant as specified in its charter



         Colorado                 0-18200                 84-1041418
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number



                   30588 San Antonio St., Hayward, CA 94544
            ----------------------------------------------------------
            Address of Principal Executive Offices, Including Zip Code


                               (510) 441-9300
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code
















ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     On April 7, 2004, the Audit Committee of Armanino Foods of Distinction, Inc. (the "Company") engaged Gregory & Eldredge, LLC to serve as the Company's independent accountants. Also on April 7, 2004, Pritchett, Siler & Hardy, P.C. was dismissed as the Company's independent accountants. The change was a result of the decision of one of the partners of Pritchett, Siler & Hardy, P.C. who performed audit services for the Company, to leave that firm to establish a new accounting firm. The decision to engage Gregory & Eldredge, LLC was made solely by the Audit Committee

     The report of Pritchett, Siler & Hardy, P.C. on the Company's consolidated financial statements for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2003 and 2002 and the subsequent periods preceding the decision to change independent accountants, there were no disagreements with Pritchett, Siler & Hardy, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Pritchett, Siler & Hardy, P.C., would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     During the fiscal years ended December 31, 2003 and 2002 and the subsequent periods prior to engaging Gregory & Eldredge, LLC, neither the Company nor anyone on its behalf consulted Gregory & Eldredge, LLC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Gregory & Eldredge, LLC.

     The Company provided a copy of the disclosures contained herein to Pritchett, Siler & Hardy, P.C. and requested that they provide a letter, addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein, and, if not, stating the respects in which it does not agree. That letter is filed herewith as Exhibit 16.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

          16 - Letter from Pritchett, Siler & Hardy, P.C.


                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ARMANINO FOODS OF DISTINCTION, INC.



Dated:  April 13, 2004            By:/s/ William J. Armanino
                                     William J. Armanino, President